UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: JANUARY 10, 2001

                         COMMISSION FILE NUMBER 1-10948

                               OFFICE DEPOT, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      DELAWARE 59-2663954
  ----------------------------------   ---------      --------------------------
  (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NO.)


              2200 OLD GERMANTOWN ROAD, DELRAY BEACH, FLORIDA 33445

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (561) 438-4800

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

        FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: N/A



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     99.1 Copies of slides presented at analysts meeting on January 10, 2001 by Office Depot's CEO, Bruce Nelson.

ITEM 9.  REGULATION FD DISCLOSURE

     On January 10, 2001, Office Depot Inc.'s Chief Executive Officer, Bruce Nelson, is meeting with investors and securities analysts in New York. Portion of the audio of this meeting are being simultaneously Webcast at Office Depot's Website at www.officedepot.com under "Company Information" and "Investor Relations", both located at the top of the screen. This information will be available for five (5) days following the Webcast. Interested parties may contact Investor Relations at 561-438-1680 for further information. Attached to this Form 8-K as Exhibit 99.1 are copies of presentation slides being provided to attendees at the meeting. This filing is provided as a matter of information only.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              OFFICE DEPOT, INC.

Date:  January 10, 2001                       By: /S/ DAVID C. FANNIN



                                              David C. Fannin
                                              Executive Vice President and
                                              General Counsel